UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
May 8, 2017
BLACK KNIGHT FINANCIAL SERVICES, INC.
(Exact name of Registrant as Specified in its Charter)

1-37394
(Commission File Number)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	36-4798491 (IRS Employer Identification Number)

601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses of Principal Executive Offices)

(904) 854-5100
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement
On May 8, 2017, Black Knight Financial Services, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, as underwriter (the “Underwriter”), and the selling stockholders named therein (the “Selling Stockholders”), pursuant to which the Selling Stockholders agreed to sell 5,000,000 shares of Class A common stock, par value $0.0001 per share, of the Company to the Underwriter (the “Offering”). In addition, the Selling Stockholders granted the Underwriter an option to purchase up to an additional 750,000 shares of Class A Common Stock (the “Overallotment Option”). The Offering closed on May 12, 2017. The Company did not sell any shares in the Offering and will not receive any proceeds from the Offering and will not receive any proceeds from any exercise of the Overallotment Option.

The Offering is being made pursuant to a prospectus supplement, dated May 8, 2017, to the prospectus, dated May 8, 2017, included in the Company’s registration statement on Form S-3 (File No. 333-217774), which was filed with the Securities and Exchange Commission on May 8, 2017.

The Underwriting Agreement contains customary representations, warranties and covenants and includes the terms and conditions for the sale of the Shares by the Selling Stockholders to the Underwriter, indemnification and contribution obligations and other terms and conditions customary in agreements of this type.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 hereto. The above description is qualified in its entirety by reference to such exhibit.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
1.1	Underwriting Agreement, dated as of May 8, 2017, by and among Black Knight Financial Services, Inc., certain selling stockholders and J.P. Morgan Securities LLC.
5.1	Opinion of Weil, Gotshal & Manges LLP.
23.1	Consent of Weil, Gotshal & Manges LLP (included in Exhibit 5.1).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Black Knight Financial Services, Inc.
Date:	May 12, 2017	By:	/s/ Michael L. Gravelle
			Name:	Michael L. Gravelle
			Title:	Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
1.1	Underwriting Agreement, dated as of May 8, 2017, by and among Black Knight Financial Services, Inc., certain selling stockholders and J.P. Morgan Securities LLC.
5.1	Opinion of Weil, Gotshal & Manges LLP.
23.1	Consent of Weil, Gotshal & Manges LLP (included in Exhibit 5.1).